UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2013

COVIDIEN PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Charter)

Ireland	001-33259	98-0624794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of Principal Executive Offices, including Zip Code)
+353 (1) 438-1700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On May 13, 2013, Covidien plc (the “Company”) issued a press release (the “Launch Press Release”) announcing that its wholly-owned subsidiary, Covidien International Finance S.A. (“CIFSA”), launched an underwritten offering of senior notes to be guaranteed by the Company and its subsidiary, Covidien Ltd (the “Offering”). A copy of the Launch Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
On May 13, 2013, the Company issued a press release (the “Pricing Press Release”) announcing the pricing of the Offering. A copy of the Pricing Press Release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1    Launch Press Release dated May 13, 2013
99.2    Pricing Press Release dated May 13, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY

By:	/s/ John W. Kapples
John W. Kapples
Vice President and Corporate Secretary
Date: May 14, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Name

99.1	Launch Press Release dated May 13, 2013

99.2	Pricing Press Release dated May 13, 2013